UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 11, 2016

MARRONE BIO INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36030	20-5137161
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1540 Drew Avenue, Davis, CA	95618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (530) 750-2800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officer Compensation

The following sets forth a summary of the non-equity incentive awards approved by the board of directors of Marrone Bio Innovations, Inc. (the “Company”) on April 11, 2016 for each of the named executive officers for whom compensation disclosure was required in the Company’s most recent proxy statement filed with the Securities and Exchange Commission.

Name and Position	Bonus Awarded Performance in 2015
Pamela G. Marrone, Ph.D., President and Chief Executive Officer(1)	$24,754
James B. Boyd, Senior Vice President, Chief Financial Officer and Assistant Secretary	$20,542
Linda V. Moore, Senior Vice President, General Counsel, Secretary and Chief Compliance Officer	$19,674

Notes:

(1)	Dr. Marrone has voluntarily elected to defer payment of her non-equity incentive award for 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRONE BIO INNOVATIONS, INC.

Dated: April 15, 2016	By:	/s/ Linda V. Moore
Linda V. Moore
Senior Vice President, General Counsel and Secretary